UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2026
__________________
Arvinas, Inc.
(Exact name of registrant as specified in its charter)
__________________

Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2026, Arvinas, Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the three proposals set forth below, each of which is described in greater detail in the Company's Proxy Statement, filed with the U.S. Securities and Exchange Commission on April 29, 2026. The final voting results are set forth below.
1. Proposal No. 1 - Election of Two Class II Directors

The Company's stockholders elected Leslie V. Norwalk, Esq. and Randy Teel, Ph.D. as Class II directors, each to serve until the 2029 annual meeting of stockholders. The results of the vote with respect to election of the Class II directors were as follows:

	For	Withheld	Broker Non-Votes
Leslie V. Norwalk, Esq.	33,199,341	10,607,126	7,338,245
Randy Teel, Ph.D.	43,413,337	393,130	7,338,245

2. Proposal 2 - Advisory Vote on Compensation of the Company's Named Executive Officers

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the non-biding, advisory vote with respect to such approval were as follows:

For:	41,191,614
Against:	2,490,293
Abstain:	124,560
Broker Non-Votes:	7,338,245

3. Proposal 3 - Ratification of Appointment of the Company's Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. The results of the vote with respect to such ratification were as follows:

For:	50,597,706
Against:	291,446
Abstain:	255,560
Broker Non-Votes:	—

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: June 25, 2026	By:	/s/ Jared Freedberg
Jared Freedberg General Counsel